UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 000-31979

Date of Report: November 7, 2008

ARRAY BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

DELAWARE	84-1460811
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3200 WALNUT STREET, BOULDER, COLORADO 80301

(Address of principal executive offices)

(303) 381-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 7, 2008, Array BioPharma Inc. issued a press release announcing the filing of a shelf registration statement on Form S-3, the full text of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 7, 2008 entitled “Array BioPharma Inc. Files Shelf Registration Statement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: November 7, 2008
/s/ R. Michael Carruthers
R. Michael Carruthers, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated November 7, 2008 entitled “Array BioPharma Inc. Files Shelf Registration Statement.”